UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 7, 2005
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                              SENSE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

              333-87293                             82-0326560
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      (Commission File Number)           (IRS Employer Identification No.)

                 4503 N.W. 103rd Avenue, Sunrise, Florida 33351
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              (Address of Principal Executive Offices) (Zip Code)

                                 (954) 726-1422
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS

         As previously reported in January 2005, Sense Holdings had entered into a letter of intent for a prospective acquisition of a 51% capital stock interest in Zhejiang Yuezhou Pharmaceutical Company, Limited. Based on performance of due diligence of Zhejiang Yuezhou Pharmaceutical Company's financial condition, Sense Holdings has determined that it will not pursue this transaction any further.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SENSE HOLDINGS, INC.



                                        By: /s/ Dore Perler
                                            ----------------------
                                            Dore Perler, President


DATED:   March 10, 2005


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